SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          Form 8-K


                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)
                     April 25, 1995


       RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
       (Exact name of the registrant as specified in its charter)


           2-99554, 33-9518, 33-10349
          33-20826, 33-26683, 33-31592
          33-35340, 33-40243, 33-44591
          33-49296, 33-49689, 33-52603,
          33-54227                         75-2006294

Delaware    (Commission File Number)   (I.R.S. Employee
(State or other                         Identification No.)
jurisdiction of
incorporation)

8400 Normandale Lake Boulevard                 55437
Minneapolis, Minnesota                       (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000


- - -------------------------------------------------------
- - --------------------


Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the April 1995 distribution to holders of the following series of Conduit Mortgage
Pass-Through Certificates.

Master Serviced by GMACM Pennsylvania

Series 1985-1
Series 1986-1
Series 1986-2
Series 1986-3
Series 1986-4
Series 1986-8
Series 1986-9
Series 1986-11

Master Serviced by Residential Funding Corporation

Series 1986-5
Series 1986-6
Series 1986-7
Series 1986-10
Series 1986-12
Series 1986-13
Series 1986-14
Series 1986-15
Series 1986-16
Series 1986-17
Series 1986-18
Series 1986-19
Series 1986-20
Series 1987-1
Series 1987-2
Series 1987-3
Series 1987-4
Series 1987-S1
Series 1987-5
Series 1987-S2
Series 1987-S4
Series 1987-6
Series 1987-7
Series 1987-S5
Series 1987-S6
Series 1987-S7
Series 1987-8A
Series 1987-8B
Series 1987-S8
Series 1987-S9
Series 1987-SA1
Series 1987-9
Series 1988-S1
Series 1988-1
Series 1988-2A
Series 1988-2B
Series 1988-3A
Series 1988-3B
Series 1988-3C
Series 1988-4A
Series 1988-4B
Series 1988-4C
Series 1988-4D
Series 1988-4E
Series 1989-1
Series 1989-2
Series 1989-3A
Series 1989-3B
Series 1989-3C
Series 1989-SW1A
Series 1989-SW1B
Series 1989-S1
Series 1989-S2
Series 1989-SW2
Series 1989-4A
Series 1989-4B
Series 1989-4C
Series 1989-4D
Series 1989-4E
Series 1989-4F
Series 1989-S3
Series 1989-S4
Series 1989-5A
Series 1989-5B
Series 1989-S5
Series 1989-6
Series 1989-7
Series 1989-S6
Series 1990-S1
Series 1990-1
Series 1990-2
Series 1990-3A
Series 1990-3B
Series 1990-3C
Series 1990-4
Series 1990-5
Series 1990-6
Series 1990-7
Series 1990-8
Series 1990-9
Series 1990-10
Series 1990-11
Series 1990-12
Series 1990-13
Series 1990-S14
Series 1990-S15
Series 1990-R16
Series 1990-S17
Series 1991-S1
Series 1991-S2
Series 1991-3
Series 1991-4
Series 1991-S5
Series 1991-S6
Series 1991-S7
Series 1991-S8
Series 1991-R9
Series 1991-S10
Series 1991-S11
Series 1991-S12
Series 1991-R13
Series 1991-R14
Series 1991-S15
Series 1991-S17
Series 1991-S18
Series 1991-S19
Series 1991-20
Series 1991-21A
Series 1991-21B
Series 1991-21C
Series 1991-S22
Series 1991-25A
Series 1991-25B
Series 1991-23
Series 1991-S24
Series 1991-R26
Series 1991-S27
Series 1991-S28
Series 1991-S29
Series 1991-S30
Series 1991-S31
Series 1992-S1
Series 1992-S2
Series 1992-S3
Series 1992-S4
Series 1992-S5
Series 1992-S6
Series 1992-S7
Series 1992-S8
Series 1992-S9
Series 1992-S10
Series 1992-S11
Series 1992-S12
Series 1992-13
Series 1992-S14
Series 1992-S15
Series 1992-S16
Series 1992-17A
Series 1992-17B
Series 1992-17C
Series 1992-S18
Series 1992-S19
Series 1992-S20
Series 1992-S21
Series 1992-S23
Series 1992-S22
Series 1992-S24
Series 1992-S25
Series 1992-S26
Series 1992-S27
Series 1992-S28
Series 1992-S29
Series 1992-S30
Series 1992-S31
Series 1992-S32
Series 1992-S33
Series 1992-S34
Series 1992-S35
Series 1992-S36
Series 1992-S37
Series 1992-S38
Series 1992-S39
Series 1992-S40
Series 1992-S41
Series 1992-S42
Series 1992-S43
Series 1992-S44
Series 1993-S1
Series 1993-S2
Series 1993-S3
Series 1993-S4
Series 1993-S5
Series 1993-S6
Series 1993-S7
Series 1993-S8
Series 1993-S9
Series 1993-S10
Series 1993-MZ1
Series 1993-S11
Series 1993-S12
Series 1993-S13
Series 1993-S14
Series 1993-S15
Series 1993-MZ2
Series 1993-S16
Series 1993-S17
Series 1993-S18
Series 1993-19
Series 1993-S20
Series 1993-S21
Series 1993-S22
Series 1993-S23
Series 1993-S27
Series 1993-S24
Series 1993-S25
Series 1993-S26
Series 1993-MZ3
Series 1993-S28
Series 1993-S29
Series 1993-S30
Series 1993-S33
Series 1993-1
Series 1993-S31
Series 1993-S32
Series 1993-S34
Seires 1993-S38
Series 1993-S41
Series 1993-S35
Series 1993-S36
Series 1993-S37
Series 1993-S39
Series 1993-S42
Series 1993-S40
Series 1993-S43
Series 1993-S44
Series 1993-S46
Series 1993-S45
Series 1993-S47
Series 1993-S48
Series 1993-S49
Series 1994-S1
Series 1994-S2
Series 1994-S3
Series 1994-S5
Series 1994-S6
Series 1994-RS4
Series 1994-S7
Series 1994-S8
Series 1994-S9
Series 1994-S10
Series 1994-S11
Series 1994-S12
Series 1994-S13
Series 1994-S14
Series 1994-S15
Series 1994-S16
Series 1994-S17
Series 1994-S18
Series 1994-S19
Series 1994-S20
Series 1995-S1
Series 1995-S2
Item 7.  Financial Statements and Exhibits
(a)  Not applicable
(b)  Not applicable
(c)  See Item 5.



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the
registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE
SECURITIES I, INC.

   By:  Davee Olson

 Name:  Davee Olson
Title:  Executive Vice President and
        Chief Financial Officer
Dated:  April 26, 1995